EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	08/31/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

Disclaimer

Advanta Corp. and certain of its subsidiaries (collectively, the “Debtors”) caution investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Advanta Corp. or any of its subsidiaries or affiliates.  The Monthly Operating Report has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3).  The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America.  The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or a potential investor in the securities of Advanta Corp. or any of its subsidiaries or affiliates, the Monthly Operating Report is complete.  The Monthly Operating Report may be subject to future adjustment and reconciliation.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in the Debtors’ financial statements or in reports pursuant to the Exchange Act.  The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.  The Debtors reserve all rights to amend the results presented in this Monthly Operating Report.

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Debtor	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Service Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance Corp.	Advanta Mortgage Holding Co.	Advanta Mortgage Corp. USA	Advanta Investment Corp.
	09-13931 (KJC)	09-13935 (KJC)	09-13932 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13944 (KJC)	09-13938 (KJC)	09-13937 (KJC)	09-13942 (KJC)
Cash - Beginning of Reporting Period	$ 105,710,009	$1,322,209	$ 1,644	$844,291	$138,121	$ 4,990	$90	$ 49,990	$ 4,990
Receipts
Receivable Receipts	1,586,829
Investment Income	347,478	185,318
C/O Sale Portfolio Recoveries	92,385
Other Receipts	53,364			109	62,724
Total Receipts	2,080,056	185,318	-	109	62,724	-	-	-	-

Unrealized gain / (loss) on investment	2

Intercompany Transfers In / (Out)	118,244	-	-	-	-	-	-	-	-

Disbursements
Personnel Costs	1,215,629
Advertising Costs	-
Equipment Costs	9,858
Net Occupancy Costs	350,555
Other Costs	333,852	10
Business Taxes / Licenses	2,080
Restructure Fees	1,631,227
Total Disbursements	3,543,201	10	-	-	-	-	-	-	-

Net Cash Flow	(1,344,901)	185,308	-	109	62,724	-	-	-	-

Cash - End of Reporting Period	$ 104,365,110	$1,507,518	$ 1,644	$844,400	$200,845	$ 4,990	$90	$ 49,990	$ 4,990

MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Debtor	Advanta Auto Finance Corp.	Advanta Advertising Inc.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	Advantennis Corp.	ideablob Corp.	BE Corp.	Total
	09-13939 (KJC)	09-13943 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-13941 (KJC)	09-14129 (KJC)	09-14130 (KJC)
Cash - Beginning of Reporting Period	$ 84,275	$ 990	$ 17,347	$90	$ 61,447	$ 65,585	$106,090	$ 108,412,157
Receipts
Receivable Receipts								1,586,829
Investment Income								532,796
C/O Sale Portfolio Recoveries								92,385
Other Receipts	980							117,178
Total Receipts	980	-	-	-	-	-	-	2,329,188

Unrealized gain / (loss) on investment								2

Intercompany Transfers In / (Out)	-	-	-	-	-	(50,000)	(68,244)	-

Disbursements
Personnel Costs			600					1,216,229
Advertising Costs								-
Equipment Costs								9,858
Net Occupancy Costs								350,555
Other Costs			1,103					334,965
Business Taxes / Licenses								2,080
Restructure Fees								1,631,227
Total Disbursements	-	-	1,703	-	-	-	-	3,544,914

Net Cash Flow	980	-	(1,703)	-	-	(50,000)	(68,244)	(1,215,726)

Cash - End of Reporting Period	$ 85,255	$ 990	$ 15,644	$90	$ 61,447	$ 15,585	$ 37,846	$ 107,196,433

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)	2,604,424	-	-	2,604,424
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,604,424	$ -	$ -	$ 2,604,424	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Service Corp.	09-13932 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Business Services Corp.	09-13933 (KJC)	2,205	-	-	2,205
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 2,205	$ -	$ -	$ 2,205	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)	817,279	-	-	817,279
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$817,279	$ -	$ -	$ 817,279	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Business Serv. Holding Corp.	09-13935 (KJC)	10	-	-	10
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$10	$ -	$ -	$ 10	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Great Expectations Franchise Corp.	09-13936 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Mortgage Corp. USA	09-13937 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Mortgage Holding Company	09-13938 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Auto Finance Corporation	09-13939 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Great Expectations Management Corp.	09-13940 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advantennis Corp.	09-13941 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Investment Corp.	09-13942 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Advertising Inc.	09-13943 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Finance Corp.	09-13944 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Ventures Inc.	09-14125 (KJC)	-	-	-	-
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ -	$ -	$ -	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Advanta Credit Card Rec. Corp.	09-14127 (KJC)	1,703	-	-	1,703
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 1,703	$ -	$ -	$ 1,703	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)	50,000	-	-	50,000
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 50,000	$ -	$ -	$50,000	$ -

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

CASH DISBURSEMENTS JOURNALS
Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
BE Corp.	09-14130 (KJC)	69,294	-	-	69,294
Total Disbursements					-	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 69,294	$ -	$ -	$69,294	$ -

Debtor	Case No.	July	August	September	Quarterly Disb.	Fees
Total
Total Disbursements		3,544,914	-	-	3,544,914	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$3,544,914	$ -	$ -	$ 3,544,914	$ -

					TOTAL FEES	$ -

MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From July 1, 2010 to July 31, 2010

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of July 31, 2010.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.  There were no bank accounts opened by the Debtors during the current reporting period.  Attached is a list of Debtors’ bank accounts and balances as of July 31, 2010.

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: July 1, 2010 to July 31, 2010

List of Bank Accounts for Debtor Entities
			July 31, 2010
	Debtor Case No.	Bank	Bank Balance
Advanta Corp. Cash Accounts
Master Concentration (#XXX2271)	09-13931 (KJC)	Republic First Bank	$ 26,424,894.21
Accounts Payable (#XXX2328)	09-13931 (KJC)	Republic First Bank	268,837.95
Care Assistance (#XXX2336)	09-13931 (KJC)	Republic First Bank	122,407.70
ACH Taxes (#XXX2344)	09-13931 (KJC)	Republic First Bank	0.01
Utilities Escrow Account (#XXX5890)	09-13931 (KJC)	Republic First Bank	29,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	09-13931 (KJC)	Wachovia	65,979.98

Total Advanta Corp.			26,911,119.85

Entity Level Cash Accounts
Advanta Shared Services Corp. (#XXX3235)	09-13934 (KJC)	Republic First Bank	200,845.23
Advanta Credit Card Receivables Corp. (#XXX3332)	09-14127 (KJC)	Republic First Bank	15,644.14
Advanta Advertising Inc. (#XXX3006)	09-13943 (KJC)	Republic First Bank	990.00
Advanta Auto Finance (#XXX3014)	09-13939 (KJC)	Republic First Bank	85,255.32
Advanta Business Services Corp. (#XXX3030)	09-13933 (KJC)	Republic First Bank	844,399.60
Advanta Business Services Holding Corp. (#XXX3049)	09-13935 (KJC)	Republic First Bank	1,507,517.53
Advanta Finance Corp. (#XXX3065)	09-13944 (KJC)	Republic First Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	09-13942 (KJC)	Republic First Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	09-13937 (KJC)	Republic First Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	09-13938 (KJC)	Republic First Bank	90.00
Advanta Service Corp. (#XXX3227)	09-13932 (KJC)	Republic First Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	09-14125 (KJC)	Republic First Bank	90.00
Advantennis Corp. (#XXX3243)	09-13941 (KJC)	Republic First Bank	61,446.51
BE Corp. (#XXX3286)	09-14130 (KJC)	Republic First Bank	37,846.31
ideablob Corp. (#XXX3251)	09-14129 (KJC)	Republic First Bank	15,584.98

Total Entity Level			2,831,323.35

Total Cash Accounts			29,742,443.20

Advanta Corp. Investment Account
Dreyfus Treasury Prime Cash Management Fund (#XXXXX4719)	09-13931 (KJC)		77,453,989.97

Total Cash & Investments			$ 107,196,433.17

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: July 1, 2010 to July 31, 2010

Schedule of Retained Professionals Fees and Expenses Paid
				Check (A)		Amount Paid (B)		Petition Date to End of Reporting Period
Payee	Period Covered	Total Amount Sought	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal	4/1/10 - 4/30/10	$ 233,258.38	Advanta Corp.	Wire	7/19/2010	$ 180,482.00	$ 7,655.88	$ 1,125,402.80	$ 32,675.67
Drinker Biddle & Reath	12/1/09 - 4/30/10	$ 74,067.88	Advanta Corp.	Wire	7/1/2010	$ 58,788.80	$ 581.88	$ 58,788.80	$ 581.88
FTI Consulting	3/1/10 - 4/30/10	$ 386,394.96	Advanta Corp.	Wire	7/19/2010	$ 307,409.60	$ 2,132.96	$ 849,599.60	$ 7,059.83
Garden City Group	5/1/10 - 5/31/10	$ 4,245.78	Advanta Corp.	2007	7/19/2010	$ 4,230.50	$ 15.28	(C)	(C)
Garden City Group	6/1/10 - 6/30/10	$ 34,168.28	Advanta Corp.	2067	7/29/2010	$ 32,217.21	$ 1,951.07	(C)	(C)
KPMG								$ 664,151.08	$ 65,251.59
Latham & Watkins	3/1/10 - 3/31/10	$ 439,887.20	Advanta Corp.	Wire	7/19/2010	$ 341,082.40	$ 13,534.20	(D)	(D)
Latham & Watkins	4/1/10 - 4/30/10	$ 298,523.59	Advanta Corp.	Wire	7/1/2010	$ 231,952.40	$ 8,583.09	(D)	(D)
Richards, Layton & Finger	5/1/10 - 5/31/10	$ 53,073.74	Advanta Corp.	Wire	7/23/2010	$ 41,141.20	$ 1,647.24	$ 231,319.20	$ 18,024.49
Warren H. Smith & Assoc	3/1/10 - 5/31/10	$ 3,912.95	Advanta Corp.	2009	7/19/2010	$ 2,921.40	$ 261.20	$ 3,181.40	$ 261.20
Weil, Gotshal & Manges	4/1/10 - 4/30/10	$ 537,799.39	Advanta Corp.	Wire	7/19/2010	$ 423,240.80	$ 8,748.39	$ 2,017,549.80	$ 52,710.53

(A) Certain check numbers and wires reflect payments of multiple invoices for the period covered.

(B) "Amounts Paid" reflect 20% of fees heldback from certain professionals, as required by orders of the Court.

(C) The cumulative fees and expenses paid to Garden City Group for the period from petition date to end of reporting period, including both payments listed above, are $380,703.89 for fees and $49,485.97 for expenses.

(D) The cumulative fees and expenses paid to Latham & Watkins for the period from petition date to end of reporting period, including both payments listed above, are $1,296,840.80 for fees and $29,463.72 for expenses.

MOR-1b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

Note Regarding Bank Subsidiaries

The Utah Division of Financial Institutions closed Advanta Bank Corp. (“ABC”), a wholly-owned subsidiary of Advanta Corp., and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed the receiver of ABC effective March 19, 2010.  As a result, the FDIC assumed all of ABC’s deposits and controls all of ABC’s assets. Advanta Corp. expects no recovery from the FDIC for Advanta Corp.’s ownership interest in ABC.  The book value of Advanta Corp.’s investment in the stock of Advanta Bank Corp. was reduced to zero as of March 19, 2010.  As a result, Advanta Corp.’s income statement for the period from petition date to July 31, 2010 includes a $63 million loss that is classified as equity in earnings (loss) of subsidiaries.  As previously disclosed, Advanta Corp. does not expect that any of the proceeds associated with the liquidation of the assets of ABC will be distributed to Advanta Corp. or its stakeholders, including stockholders and creditors, on account of Advanta Corp.’s equity interest in ABC.  The balance sheets of the Debtors as of July 31, 2010 included approximately $18 million of net assets related to ABC, which include claims against ABC for deposits and various types of intercompany receivables.  Advanta Corp. and the FDIC have reached an agreement on the terms of a settlement that will fully and finally resolve certain claims and adversary proceedings between the Debtors and the FDIC.  The settlement agreement, once executed, is subject to approval of the U.S. Bankruptcy Court.  If it is approved by the U.S. Bankruptcy Court, the settlement agreement will, among other impacts, eliminate all of the Debtors’ claims against ABC.

Advanta Bank was a Delaware state bank that was an indirect subsidiary of Advanta Corp. until it dissolved effective June 30, 2010.  On March 26, 2010, prior to its dissolution, Advanta Bank entered into a settlement agreement with the FDIC.  As previously disclosed, the FDIC assessed cross-guarantee liability against Advanta Bank in relation to deposit liabilities of ABC, based on the common ownership of the two banks.  Advanta Bank was also, as previously disclosed, involved in regulatory, administrative and judicial proceedings with the FDIC.  The settlement agreement between Advanta Bank and the FDIC settled the cross-guarantee liability and Advanta Bank’s regulatory, administrative and judicial proceedings with the FDIC.  As part of the settlement agreement, Advanta Bank agreed to transfer to the FDIC all of the cash, loans, securities, accounts receivable and other assets of Advanta Bank with the parties agreeing that this transfer would fully satisfy the cross-guarantee liability that was asserted by the FDIC.  The settlement agreement also contains mutual releases from each of the parties against the other.  Advanta Bank recognized a charge of $4.5 million associated with the settlement agreement, which is reflected in Advanta Corp.’s income statement for the period from petition date to July 31, 2010 as part of equity in earnings (loss) of subsidiaries.  The balance sheets of the Debtors as of July 31, 2010 have no amounts related to Advanta Bank.

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED JULY 31, 2010
(Unaudited)

	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$ 1	$ 0	$0	$ 0	$ 0	$0	$ 0	$ 0	$ 0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	1	0	0	0	0	0	0	0	0

Noninterest revenues (losses):
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(488)	(0)	0	0	0	(0)	0	0	1
Other noninterest revenue	(8)	0	0	0	0	0	0	0	0
Total noninterest revenues (losses)	(496)	(0)	0	0	0	(0)	0	0	1

Operating expenses:
Personnel expense	628	0	0	264	0	0	0	0	0
External processing	1	0	0	5	0	0	0	0	0
Postage expense	1	0	0	0	0	0	0	0	0
Professional fees	9	0	0	(1)	0	0	0	0	0
Consultant fees	76	0	0	24	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	(8)	0	0	12	0	0	0	0	0
Telephone expense	1	0	0	11	0	0	0	0	0
Occupancy expense	62	0	0	12	0	0	0	0	0
Intercompany servicing fees	23	0	0	0	0	0	0	0	0
Other expenses	194	0	0	34	0	0	0	0	0
Total operating expenses	987	0	0	362	0	0	0	0	0

Reorg. exp. - Professional fees	1,609	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	37	0	0	276	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	10	0	0	5	0	0	0	0	0
(Gain) loss on assets	132	0	0	36	0	0	0	0	0
Reorganization items	1,788	0	0	317	0	0	0	0	0

Pretax income (loss)	(3,270)	(0)	(0)	(679)	(0)	(0)	(0)	(0)	1

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$ (3,270)	$(0)	$ (0)	$ (679)	$ (0)	$ (0)	$ (0)	$ (0)	$ 1

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED JULY 31, 2010
(Unaudited)

	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$ 0	$0	$ 0	$ 423	$ 0	$0	$ 0	$0	$ 0	$0

Provision for credit losses	0	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	423	0	0	0	0	0	0

Noninterest revenues (losses):
Insurance revenues, net	0	0	0	1	0	0	0	0	0	0
Equity in earnings of subs	0	(0)	0	0	(13)	0	0	0	0	0
Other noninterest revenue	1	0	0	6	0	0	0	0	0	0
Total noninterest revenues (losses)	1	(0)	0	7	(13)	0	0	0	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	0	0	0	0	0
External processing	0	0	0	0	0	0	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	0	0	0	0	0
Telephone expense	0	0	0	0	0	0	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	112	0	0	0	0	0	0
Other expenses	0	0	0	2	0	0	0	0	0	0
Total operating expenses	0	0	0	114	0	0	0	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	56	(44)	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	1	1	0	0	0
(Gain) loss on assets	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	56	(43)	0	0	0

Pretax income (loss)	1	(0)	(0)	316	(13)	(56)	43	0	0	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$ 1	$ (0)	$ (0)	$ 316	$ (13)	$ (56)	$43	$0	$ 0	$0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH JULY 31, 2010
(Unaudited)

	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$ 156	$33	$ 0	$0	$0	$ 0	$0	$0	$ 0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	156	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(251,095)	16	0	0	0	(2,384)	0	(0)	1
Intercompany management fees	155	0	0	7,169	0	0	0	0	0
Other noninterest revenue	120	0	23	0	0	0	0	0	0
Total other revenues, net	(250,821)	16	23	7,169	0	(2,384)	0	(0)	1

Total noninterest revenues (losses)	(250,821)	2,067	23	7,169	0	(2,384)	0	(0)	1

Operating expenses:
Personnel expense	4,378	0	0	2,203	0	0	0	0	0
External processing	18	0	0	40	0	0	0	0	0
Advertising expense	1	0	0	6	0	0	383	0	0
Postage expense	7	0	0	10	0	0	0	0	0
Professional fees (A)	72	0	0	(302)	0	0	0	0	0
Consultant fees	883	0	0	49	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	58	0	0	756	2	0	0	0	0
Telephone expense	10	0	0	126	0	0	0	0	0
Occupancy expense	138	0	0	2,998	2	0	0	0	0
Intercompany servicing fees	6,591	0	0	0	0	0	0	0	0
Visa indemnification	(1,013)	0	0	0	0	0	0	0	0
Other expenses	1,927	0	5	1,501	0	0	2,000	0	0
Total operating expenses	13,069	0	5	7,387	5	0	2,383	0	0

Reorg. exp. - Professional fees	13,239	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	1,113	0	0	756	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	41	1	1	29	1	1	1	1	1
Reorg. exp. - Other	5	0	0	0	0	0	0	0	0
(Gain) loss on assets	(88)	0	0	1,391	11	0	0	0	0
Reorganization items	14,310	1	1	2,177	12	1	1	1	1

Pretax income (loss)	(278,044)	2,099	16	(2,394)	(17)	(2,385)	(2,384)	(1)	0

Income tax expense (benefit)	(50,272)	0	0	0	0	0	0	0	0

Net income (loss)	$ (227,771)	$ 2,099	$16	$(2,394)	$ (17)	$ (2,385)	$(2,384)	$ (1)	$ 0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A) In March 2010, Advanta Shared Services Corp. reversed $897 thousand of accrued audit fees, $697 thousand of which had been accrued pre-petition, when it was determined that an audit of fiscal year 2009 would not be needed for a Form 10-K.

MOR-2b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH JULY 31, 2010
(Unaudited)

	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$0	$ 0	$0	$ 4,373	$0	$0	$ 0	$ 0	$ 0	$ 0

Provision for credit losses	0	0	0	3,883	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	490	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	22	0	0	0	0	0	0
Equity in earnings of subs	0	(1)	0	0	(87)	0	0	(4)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	6	0	0	47	0	0	0	0	0	0
Total other revenues, net	6	(1)	0	69	(87)	0	0	(4)	0	0

Total noninterest revenues (losses)	6	(1)	0	69	(87)	0	0	(4)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(34)	(79)	0	0	0
External processing	0	0	0	0	0	0	0	2	1	0
Advertising expense	0	0	0	0	0	2	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	1	1	0	0	0
Consultant fees	0	0	0	0	0	16	1	0	0	0
Fraud losses	0	0	0	8	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	1	(0)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	1,153	0	0	0	0	0	0
Visa indemnification	0	0	0	0	0	0	0	0	0	0
Other expenses	1	0	0	6	0	56	7	0	0	0
Total operating expenses	1	0	0	1,166	0	91	(70)	2	2	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	114	54	0	0	0
Reorg. exp. - Trustee quarterly fees	1	1	1	1	1	3	2	0	2	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
(Gain) loss on assets	0	0	0	0	0	(106)	0	0	0	0
Reorganization items	1	1	1	1	1	11	55	0	2	0

Pretax income (loss)	4	(2)	(1)	(607)	(89)	(102)	14	(5)	(4)	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$4	$ (2)	$ (1)	$(607)	$ (89)	$(102)	$14	$ (5)	$(4)	$ 0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.		Case No. 09-13931 (KJC)
Debtors		Reporting Period: July 1, 2010 to July 31, 2010

BALANCE SHEETS
AS OF JULY 31, 2010
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$10	$0	$0	$ 0	$ 0	$0	$ 0	$ 0	$0
External cash	26,644	1,508	844	201	2	1	61	5	0
Total cash	26,654	1,508	844	201	2	1	61	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	1,200	0	0	0	0	0	0	0	0
Investments available for sale	79,086	0	0	0	0	0	0	0	0
Receivables, net	1,248	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	206	0	0	4,268	0	0	0	0	0
Accumulated depreciation	(177)	0	0	(38)	0	0	0	0	0
Premises and equipment, net	29	0	0	4,230	0	0	0	0	0
Other assets:
Investment in subsidiaries	(99,743)	5,599	0	0	0	(16,263)	0	52	19,874
Charged-off receivable asset	694	0	0	0	0	0	0	0	0
Intercompany receivables	178,450	0	15,774	6,389	190	0	0	711	0
Tax assets	7,942	25,790	0	1,128	4,324	0	4,276	0	0
Other assets	49,082	5,741	0	376	0	0	0	0	0
Total other assets	136,425	37,129	15,774	7,893	4,514	(16,263)	4,276	763	19,874
Total assets	$244,643	$38,636	$16,619	$ 12,324	$ 4,516	$ (16,262)	$ 4,338	$768	$19,874

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$ 0	$0	$0	$ 0	$ 0	$0	$ 0	$ 0	$0
Intercompany advance payables	212	1	8	1,635	1	1	1	1	1
Other liabilities	9,751	0	0	885	0	0	0	0	0
Total liabilities not subject to compromise	9,963	1	8	2,520	1	1	1	1	1

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	135,709	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	454	34,715	6	9,505	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	18,534	12,116	10,954	931	0	0	0	20,497	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	31,570	0	53	736	2	0	0	0	0
Total other liabilities	65,445	46,831	11,012	11,172	27,440	2,006	17,388	40,063	9,288
Total liabilities subject to compromise	293,444	46,831	11,012	11,709	27,440	2,006	20,600	40,063	9,288

Total liabilities	303,407	46,832	11,020	14,229	27,441	2,007	20,601	40,064	9,289

Stockholders' equity	(58,765)	(8,196)	5,599	(1,904)	(22,925)	(18,269)	(16,263)	(39,296)	10,585

Total liabilities and equity	$244,643	$38,636	$16,619	$ 12,324	$ 4,516	$ (16,262)	$ 4,338	$768	$19,874

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible.

(A) In January 2010, $2.4 million of Advanta Corp. outstanding checks to retail noteholders were reclassified from cash to debt on the Balance Sheet.

MOR-3a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.		Case No. 09-13931 (KJC)
Debtors		Reporting Period: July 1, 2010 to July 31, 2010

BALANCE SHEETS
AS OF JULY 31, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$0	$0	$ 0	$ 0	$0	$0	$0	$0	$ 0	$ 0
External cash	85	50	5	16	0	38	16	0	0	0
Total cash	85	50	5	16	0	38	16	0	0	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	24,581	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	0	0	0	0	0
Accumulated depreciation	0	0	0	0	0	0	0	0	0	0
Premises and equipment, net	0	0	0	0	0	0	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,068	0	0	(18,508)	0	0	1	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	1	0
Tax assets	0	20,285	4,859	5,544	0	0	0	0	0	0
Other assets	0	0	0	242	0	0	0	0	0	0
Total other assets	6	68,352	49,327	5,786	(18,508)	0	0	1	1	0
Total assets	$ 91	$68,402	$ 49,332	$ 30,382	$ (18,507)	$ 38	$ 16	$1	$ 1	$ 0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$ 0	$ 0	$0	$ 42	$0	$0	$ 0	$ 0
Intercompany advance payables	2	1	1	1,153	1	38	44	0	0	0
Other liabilities	0	0	0	0	0	1	1	0	0	0
Total liabilities not subject to compromise	2	1	1	1,153	1	80	44	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	22,476	0	137	15,099	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	2	46,357	965	10,525	0	2,099	1,060	0	0	0
Current income taxes payable	906	0	0	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	29	12	0	0	0
Total other liabilities	909	47,706	1,264	10,525	0	2,128	1,072	0	0	0
Total liabilities subject to compromise	909	47,706	1,264	33,001	0	2,266	16,171	0	0	0

Total liabilities	911	47,708	1,265	34,154	1	2,346	16,215	0	0	0

Stockholders' equity	(820)	20,694	48,068	(3,772)	(18,509)	(2,308)	(16,200)	1	1	0

Total liabilities and equity	$ 91	$68,402	$ 49,332	$ 30,382	$ (18,507)	$ 38	$ 16	$1	$ 1	$ 0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  The full amounts of intercompany receivables may not be collectible.

MOR-3a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$ 1,661	$ 0	$ 0	$ 23	$ 0	$ 0	$ 0	$ 0	$ 0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted interest-bearing deposits at Advanta Bank Corp.	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Charged-off receivable asset	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$ 335,508	$ 37,554	$ 22,013	$ 17,362	$ 5,279	$ (13,878)	$ 6,721	$ 1,618	$ 19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$ 133,277	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0

Subordinated debt payable to preferred securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$ 335,508	$ 37,554	$ 22,013	$ 17,362	$ 5,279	$ (13,878)	$ 6,721	$ 1,618	$ 19,873

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mangaement Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KLC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$ 2	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted interest-bearing deposits at Advanta Bank Corp.	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$ 515	$ 70,430	$ 51,107	$ 46,309	$ (18,420)	$ 72	$ 57	$ 6	$ 5	0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$ 515	$ 70,430	$ 51,107	$ 46,309	$ (18,420)	$ 72	$ 57	$ 6	$ 5	0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp. Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. The full amounts of intercompany receivables may not be collectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: July 1, 2010 to July 31, 2010

Declaration Regarding the Status of Post Petition Taxes of the Debtors
July 31, 2010

Philip M. Browne hereby declares and states:

I am Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, other than as described below, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.  The Debtors, however, have not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either have to be prepared by the Federal Deposit Insurance Corporation ("FDIC-R"), as receiver for Advanta Bank Corp., Advanta Corp.'s wholly-owned bank subsidiary, or require FDIC-R's signature or other information.  The Debtors are working with the FDIC-R to complete these tax returns and arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to July 31, 2010

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors						$ -

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system. This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

MOR-4

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: July 1, 2010 to July 31, 2010

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$ 31,081,271
+ Amounts billed during the period	444,948
- Amounts collected during the period	(1,633,107)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(693,409)
Total Accounts Receivable at ending of the reporting period	$ 29,199,703

Accounts Receivable Aging
0-30 days old	$ 26,225,484
31-60 days old	1,239,761
61-90 days old	971,311
91 + days old	763,147
Total Accounts Receivable	29,199,703
Amounts considered uncollectible (Bad Debt)	(3,371,071)
Accounts Receivable (Net)	$ 25,828,632

Accounts Receivable above does not include intercompany receivables.

MOR-5

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: July 1, 2010 to July 31, 2010

Debtor Questionnaire
For the Month Ended July 31, 2010

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation. (A)	Y
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation. (B)	N
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation.	Y
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.
N

(A)
In July 2010, Advanta Corp. sold its investment in Delaware State Housing Authority subordinated mortgage revenue bonds pursuant to an order of the Court authorizing such sale.  Sales proceeds were $345,652.

(B)
The Debtors have not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either have to be prepared by the FDIC-R, as receiver for Advanta Bank Corp., Advanta Corp.'s wholly-owned bank subsidiary, or require FDIC-R's signature or other information.  The Debtors are working with the FDIC-R to complete these tax returns and arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-5